UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2012

AMERCO
(Exact name of registrant as specified in its charter)

Nevada	1-11255	88-0106815
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

1325 Airmotive Way, Ste. 100 Reno, Nevada 89502-3239 (Address of principal executive offices including zip code)

(775) 688-6300
(Registrant’s telephone number, including area code)
Not Applicable (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

Secured Notes Series UIC-5B, UIC-6B and UIC-7B

On February 7, 2012, AMERCO (the “Company”) and U.S. Bank National Association (the “Trustee”) entered the Eighteenth Supplemental Indenture to the U-Haul Investors Club Indenture (the “Eighteenth Supplemental Indenture”), and the Company, the Trustee and Amerco Real Estate Company entered a Pledge and Security Agreement (the “Security Agreement”) in connection therewith.  In the foregoing transaction, the Company has offered up to $1,500,000 in aggregate principal amount of secured notes series UIC-5B, up to $750,000 in aggregate principal amount of secured notes series UIC-6B and up to $2,200,000 in aggregate principal amount of secured notes series UIC-7B (collectively, the “Notes”) in a public offering.  Prospective investors must first join the U-Haul Investors Club before investing in the Notes. The Company intends to use the proceeds from the Notes for general corporate purposes.

The Notes issued under Series UIC-5B bear interest at the rate of 8.0% per year and mature thirty years from the issue date.   The Notes issued under Series UIC-6B bear interest at the rate of 7.2% per year and mature twenty years from the issue date; and the Notes issued under Series UIC-7B bear interest at the rate of 6.9% per year and mature fifteen years from the issue date.   Principal and interest on the Notes will be credited to each holder’s U-Haul Investors Club account on a quarterly basis in arrears throughout the term. The Eighteenth Supplemental Indenture and the Security Agreement contain covenants requiring the maintenance of a first-priority lien on the collateral securing the Notes and a prohibition of additional liens on such collateral.  The Notes are not guaranteed by any subsidiary of the Company, and therefore are effectively subordinated to all of the existing and future claims of creditors of each of the Company’s subsidiaries.

The Notes were offered and will be sold pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-169832) under the Securities Act of 1933, as amended.  The Company has filed with the Securities and Exchange Commission a prospectus supplement, dated January 31, 2012, together with the accompanying prospectus, dated October 7, 2010, relating to the offering and sale of the Notes.

For a complete description of the terms and conditions of the Eighteenth Supplemental Indenture and the Security Agreement, please refer to those documents in their entirety, each of which is incorporated herein by reference and attached to this Current Report on Form 8-K as Exhibit 4.1.

A copy of the opinion and consent of Jennifer M. Settles, Secretary of the Company, as to the validity of the Notes is incorporated by reference into the Registration Statement on Form S-3 (File No. 333-169832) and filed as Exhibit 5.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
4.1
Eighteenth Supplemental Indenture dated as of February 7, 2012, by and between AMERCO and U.S. Bank National Association, as trustee; Security Agreement dated as of February 7, 2012 among AMERCO, U.S. Bank National Association as trustee, and Amerco Real Estate Company.

5.1	Opinion of Jennifer M. Settles, Secretary of AMERCO.
23.1	Consent of Jennifer M. Settles, Secretary of AMERCO (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERCO
(Registrant)

/s/ Jason A. Berg
Jason A. Berg
Principal Financial Officer and
Chief Accounting Officer

Date March 26, 2012

EXHIBIT INDEX

Exhibit No.	Description
4.1
Eighteenth Supplemental Indenture dated as of February 7, 2012, by and between AMERCO and U.S. Bank National Association, as trustee; Security Agreement dated as of February 7, 2012 among AMERCO, U.S. Bank National Association as trustee, and Amerco Real Estate Company.

5.1	Opinion of Jennifer M. Settles, Secretary of AMERCO.
23.1	Consent of Jennifer M. Settles, Secretary of AMERCO (included in Exhibit 5.1).